Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

This certification is furnished pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and accompanies this annual report on Form 10-K (the “Form 10-K”) for the year ended December 31, 2016, of Affinion Group Holdings, Inc. (the “Issuer”).

In connection with the Form 10-K, I, Todd H. Siegel, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes Oxley Act of 2002, that to the best of my knowledge:

(i)	the Form 10-K fully complies with the requirements of section 13(a) or section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and
(ii)

the information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Issuer as of the dates and for the periods indicated in the Form 10-K.

/s/ Todd H. Siegel
Name: Todd H. Siegel
Title: Chief Executive Officer
March 31, 2017